LEGG MASON OPPORTUNITY TRUST

            SUPPLEMENT TO THE PRIMARY CLASS PROSPECTUS DATED DECEMBER 23, 1999,
                        SUPPLANTING ALL PRIOR SUPPLEMENTS

The information under the heading "Exchange Privilege" on page 17 of the prospectus is replaced in its entirety with the following:

Primary Class shares of the fund may be exchanged for Primary Class shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. An exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

The fund reserves the right to:

      o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year

      o terminate or modify the exchange privilege after 60 days' notice to shareholders


Under the heading "Fees and Expenses of the Fund" on page 8 of the prospectus, the second paragraph is replaced in its entirety with the following:

The fund currently offers two classes of shares: Primary Class shares and Navigator Class shares. Other classes of shares may be offered in the future.


Under the new heading "Financial Highlights" on page 18 of the prospectus, the following information is added:

[icon]  F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand the fund's financial performance for the past year. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by the fund's independent auditors, Ernst & Young LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.


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PERIOD ENDED DECEMBER 31, 1999(A)
---------------------------------

THE FOLLOWING  INFORMATION  REFLECTS FINANCIAL RESULTS FOR A SINGLE SHARE OF THE
FUND:

Net asset value,
beginning of period             $10.00
                                ------

Income from investment
operations:

Net investment income            -----
Net realized and unrealized
gain on investments              -----
                                 -----

Distributions:
Dividends from net
investment income                -----

Dividends from net realized
gain on investments              -----
                                 -----

Net asset value, end of         $10.00
period                          ------

Total return                      N.M.

Ratios/Supplemental Data
Ratio  of total  expenses  to
average net assets               1.99%
                                 (b,c)

Ratio of net investment
income to  average net assets     N.M.
Portfolio turnover rate            --%
Net assets, end of period     $146,093
(in thousands)

(a) For the period December 30, 1999 (commencement of operations) to December 31, 1999.

(b) Net of fees waived pursuant to an expense limitation of 1.99% of average daily net assets through December 31, 2000. If no fees had been waived by LMM, the annualized ratio of expenses to average daily net assets for the period would have been 2.39%.

(c)   Annualized.

N.M. - Not meaningful.

See notes to financial statements.

                      THIS SUPPLEMENT IS DATED MAY 30, 2000